Exhibit 10.36
ENDORSEMENT NO. 4
to the
TITLE INSURANCE QUOTA SHARE REINSURANCE CONTRACT
(the “Contract”)
by and among
The Applicable Companies listed in Schedule 1 in relation to the Relevant US State,
(as such Schedule 1 shall be amended from time to time to include additional Applicable Companies agreed by the Reinsurer and States Title, Inc)
(each an “Applicable Company” and together the “Companies”),
AND
States Title, Inc
(acting as Agent on behalf of the Companies)
AND
SCOR SE ─ Zurich Branch
(formerly SCOR Global P&C SE ─ Zurich Branch)
General Guisan-Quai 26, 8022 Zurich, Switzerland
(the “Reinsurer”)
(Effective: Date of Policy of first incepting Eligible Policy)
It is hereby noted and mutually agreed that this Endorsement No. 4 shall be made part of the Contract as amended by all preceding Endorsements, as follows:
1.AGREED AMENDMENT ADDING AN APPLICABLE COMPANY
1.1Schedule 1 to the Contract is amended to add North American Title Insurance Company as an Applicable Company ─ Category A under the Contract.
2.GENERAL PROVISIONS
2.1Expressions defined in the Contract and used in this Endorsement have the meaning set out in the Contract.
2.2Expressions not defined in the Contract or this Endorsement but defined by laws, regulations, or rules affecting mortgage loans or real estate transactions shall be interpreted according to such laws, regulations, or rules.
2.3Except as set out in this Endorsement and any prior Endorsements, the Contract shall continue in full force and effect.
2.4This Endorsement will be governed by and construed according to the laws of the State of New York exclusive of that state's rules with respect to conflicts of laws, however, with respect to credit for reinsurance, the rules of all applicable states will apply.
2.5All other terms and conditions of the Contract shall remain unchanged.
[Signatures on following page]

SIGNING BLOCK
IN WITNESS WHEREOF, each Applicable Company, States Title and the Reinsurer have caused this Endorsement to be executed by their duly authorized representatives:
In Miami, Florida, this 12th day of June, in the year of 2019
On behalf of
STATES TITLE, INC

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	Secretary
In Miami, Florida, this 12th day of June, in the year of 2019
On behalf of
STATES TITLE INSURANCE COMPANY

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	President
In Miami, Florida, this 12th day of June, in the year of 2019
On behalf of
STATES TITLE INSURANCE COMPANY OF CALIFORNIA

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	President
In Miami, Florida, this 12th day of June, in the year of 2019
On behalf of
NORTH AMERICAN TITLE INSURANCE COMPANY

By:	Emilio Fernandez
Signature:	/s/ Emilio Fernandez
Title:	President

In Zurich, Switzerland, this 1st day of   July   , in the year of 2019
On behalf of
SCOR SE ─ ZURICH BRANCH
(f/k/a SCOR Global P&C SE ─ Zurich Branch)

By:	Doris Egli
Signature:	/s/ Doris Egli
Title:	Underwriting Manager C&S

By:	Tobias Povel
Signature:	/s/ Tobias Povel
Title:	CUO C&S